MERRILL LYNCH
ARKANSAS
MUNICIPAL
BOND FUND


[FUND LOGO]
STRATEGIC
         Performance

Semi-Annual Report
January 31, 1997



Officers and Trustees

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Arkansas
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                #20058 -- 1/97




Merrill Lynch Arkansas Municipal Bond Fund               January 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
Long-term fixed-income bond yields generally declined over the six months ended January 31, 1997. Initially, US Treasury bond yields declined over 45 basis points (0.45%) to 6.45% by late November as low employment growth and continued low inflation combined to support lower bond yields. Concurrently, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 20 basis points to approximately 5.80%. However, signs of increased economic activity and renewed inflation fears pushed bond yields up for the remainder of the period. By the end of January 1997, US Treasury bond yields rose 35 basis points to end the period at approximately 6.80%. Similarly, long-term municipal revenue bond yields rose approximately 20 basis points from their lows in late November to approximately 6.00%. During the six months ended January 31, 1997, US Treasury bond yields declined approximately 10 basis points, while tax-exempt bond yields were essentially unchanged.

Recently, tax-exempt bond yields underperformed their taxable counterparts despite a continued strong supply position. During the six-month period ended January 31, 1997, over $88 billion in long-term tax-exempt bonds was underwritten, essentially unchanged from issuance a year ago. Approximately $50 billion in new municipal bonds was issued during the three-month period ended January 31, 1997, representing a decline of over 5% compared to the same period in 1996. This declining trend in bond issuance was even more apparent recently. Slightly more than $10 billion in long-term bonds was issued in January 1997, a decrease of over 15% compared to January 1996 issuance.

The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. The historic strength of the US equity market has attracted significant investor interest. Additionally, as tax-exempt bond yields declined again below 6%, some investors temporarily lost interest in the municipal bond market. If interest rates continue to decline, as they did at the end of 1994 and throughout 1995, investors, in general, will quickly adjust to the new levels. The tax advantages generated by municipal bonds quickly outweigh low nominal yields, and investor demand increases.

The Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions.

However, the US Treasury bond market's recent relatively strong performance resulted in municipal bonds becoming a particularly attractive investment alternative. At current levels, long-term tax-exempt revenue bonds yield over 88% of comparable US Treasury bond yields. Current levels make tax-advantaged products more attractive than they were at mid-year when yield ratios declined to approximately 85%. For example, to an investor in the 36% Federal income tax bracket, a current tax-exempt bond yield of 6% represents a taxable equivalent yield of approximately 9.37%.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion -- $175 billion range. Investor demand is also expected to regain its former strength, with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion -- $185 billion range. This overall balance suggests that the positive technical backdrop the municipal bond market enjoyed in 1996 could continue in 1997. However, it is likely that seasonal factors may temporarily distort this overall balanced technical scenario. During periods of reduced bond issuance, the ease and ability to purchase tax-advantaged products at their current attractive levels may be greatly restricted.


Portfolio Strategy
During the six-month period ended January 31, 1997, we primarily maintained the defensive posture of the Fund which we adopted in mid-1996. Our principal strategy was to favor higher-couponed issues over more interest rate-sensitive securities that have greater potential for capital appreciation. We believed that tax-exempt interest rates would fluctuate in a broad range and larger-couponed securities would offer both greater principal preservation and generous tax-exempt income. In addition, we maintained minimal cash reserves in recent months to further augment shareholder income.

The municipal market in Arkansas continued to see very little activity during the six months ended January 31, 1997. We believe this was because of the small amount of new issuance (just over $400 million in municipal bonds) in the Arkansas tax-exempt market. This represents a decline of 15% compared to the same six-month period in 1996. During the three months ended January 31, 1997, just under $200 million in municipal bonds was issued in Arkansas, which resulted in a 93% decline from the comparable period a year earlier. This dramatic decline in new bond supply was perhaps the major determining factor in our decision to maintain a fully invested position.

We believe that economic growth should slow by mid-1997, perhaps aided by an increase in interest rates by the Federal Reserve Board. Slower growth, combined with continued low inflation, may result in materially lower interest rates. Additionally, the prospect for further Federal deficit reduction may provide a positive backdrop for more significant declines in long-term bond yields. Signs that such a scenario is developing would trigger us to move to a more aggressive strategy for the Fund, utilizing more interest rate-sensitive issues in order to seek to enhance the Fund's principal appreciation. At the same time, however, we will still seek to generate an attractive level of tax-exempt income.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Arkansas Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERT D. SNEEDEN
Robert D. Sneeden
Portfolio Manager

February 28, 1997

We are pleased to announce that Robert D. Sneeden is responsible for the day-to-day management of Merrill Lynch Arkansas Municipal Bond Fund.
Mr. Sneeden has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1994 as Portfolio Manager. Prior thereto, he was Vice President with Lehman Brothers from 1990 to 1994.



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

(bullet) Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

(bullet) Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

(bullet) Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

(bullet) Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results
                                                                                       12 Month       3 Month
                                                   1/31/97     10/31/96     1/31/96    % Change      % Change
Class A Shares*                                     $10.43       $10.43      $10.62      -1.79%       0.00%
Class B Shares*                                      10.42        10.43       10.62      -1.88       -0.10
Class C Shares*                                      10.43        10.44       10.63      -1.88       -0.10
Class D Shares*                                      10.43        10.43       10.62      -1.79        0.00
Class A Shares -- Total Return*                                                          +3.48(1)    +1.33(2)
Class B Shares -- Total Return*                                                          +2.86(3)    +1.10(4)
Class C Shares -- Total Return*                                                          +2.76(5)    +1.07(6)
Class D Shares -- Total Return*                                                          +3.38(7)    +1.30(8)
Class A Shares -- Standardized 30-day Yield           4.61%
Class B Shares -- Standardized 30-day Yield           4.29%
Class C Shares -- Standardized 30-day Yield           4.20%
Class D Shares -- Standardized 30-day Yield           4.51%

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.549 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.144 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.495 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.129 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.485 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.127 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.538 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.141 per share ordinary income dividends.





Performance Summary -- Class A Shares

                                Net Asset Value      Capital Gains
Period Covered               Beginning     Ending     Distributed      Dividends Paid*      % Change**
9/30/94 -- 12/31/94            $10.00      $9.71          --               $0.157            - 1.31%
1995                             9.71      10.64          --                0.574            +15.85
1996                            10.64      10.46          --                0.543            + 3.57
1/1/97 -- 1/31/97               10.46      10.43          --                0.038            + 0.16
                                                                     Total $1.312
                                                      Cumulative total return as of 1/31/97: +18.61%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.





Performance Summary -- Class B Shares

                              Net Asset Value        Capital Gains
Period Covered             Beginning     Ending       Distributed       Dividends Paid*    % Change**
9/30/94 -- 12/31/94          $10.00     $9.71            --                $0.144            - 1.44%
1995                           9.71     10.64            --                 0.522            +15.26
1996                          10.64     10.46            --                 0.490            + 3.04
1/1/97 -- 1/31/97             10.46     10.42            --                 0.034            + 0.02
                                                                     Total $1.190
                                                      Cumulative total return as of 1/31/97: +17.08%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class C Shares

                             Net Asset Value        Capital Gains
Period Covered            Beginning     Ending       Distributed       Dividends Paid*     % Change**
10/21/94 -- 12/31/94         $9.92       $9.72            --                $0.102          - 0.97%
1995                          9.72       10.65            --                 0.512          +15.14
1996                         10.65       10.47            --                 0.480          + 2.95
1/1/97 -- 1/31/97            10.47       10.43            --                 0.034          + 0.01
                                                                      Total $1.128
                                                     Cumulative total return as of 1/31/97: +17.40%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class D Shares

                               Net Asset Value       Capital Gains
Period Covered              Beginning     Ending      Distributed      Dividends Paid*    % Change**
10/21/94 -- 12/31/94          $9.92       $9.71           --               $0.121          - 0.88%
1995                           9.71       10.64           --                0.564          +15.73
1996                          10.64       10.46           --                0.533          + 3.47
1/1/97 -- 1/31/97             10.46       10.43           --                0.037          + 0.15
                                                                     Total $1.255
                                                    Cumulative total return as of 1/31/97: +18.87%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                       % Return Without     % Return With
                         Sales Charge       Sales Charge**

Class A Shares*
Year Ended 12/31/96         +3.57%             -0.57%
Inception (9/30/94)
through 12/31/96            +7.79              +5.86

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.


                           % Return           % Return
                         Without CDSC        With CDSC**
Class B Shares*
Year Ended 12/31/96         +3.04%             -0.89%
Inception (9/30/94)
through 12/31/96            +7.24              +6.43

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                           % Return           % Return
                         Without CDSC        With CDSC**
Class C Shares*
Year Ended 12/31/96         +2.95%             +1.97%
Inception (10/21/94)
through 12/31/96            +7.58              +7.58

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                      % Return Without      % Return With
                        Sales Charge        Sales Charge**
Class D Shares*
Year Ended 12/31/96         +3.47%             -0.67%
Inception (10/21/94)
through 12/31/96            +8.12              +6.13

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.




Merrill Lynch Arkansas Municipal Bond Fund                                                                       January 31, 1997

SCHEDULE OF INVESTMENTS                                                                                             (in Thousands)

 S&P     Moody's      Face                                                                                                 Value
Ratings Ratings      Amount                                    Issue                                                     (Note 1a)

Arkansas -- 88.1%
                           Arkansas State Development Finance Authority, S/F Mortgage Revenue Bonds (b):
AAA      NR*         $755  AMT, Series A, 7.30% due 3/01/2013                                                             $797
AAA      NR*          500  (Mortgage Backed Securities Program), Series H, 6.15% due 7/01/2016 (f)                         510
AA       NR*          250  Arkansas State Development Finance Authority, Wastewater System Revenue Bonds
                           (Revolving Loan Fund), Series A, 5.85% due 12/01/2019                                           257
AA       Aa           350  Arkansas State Refunding Bonds (Waste Disposal and Pollution), Series B,
                           6.25% due 7/01/2020                                                                             363
NR*      A            350  Arkansas State Student Loan Authority Revenue Bonds, AMT, Sub-Series B,
                           7.25% due 6/01/2009                                                                             380
BBB      Baa2         275  Baxter County, Arkansas, IDR, Refunding (Aeroquip-Trinova Corp. Project),
                           5.80% due 10/01/2013                                                                            274
A-       A3         1,000  Camden, Arkansas, Environmental Improvement Revenue Bonds (International Paper Co.
                           Project), AMT, Series A, 7.62% due 11/01/2018                                                 1,170
A+       NR*          500  Conway, Arkansas, Public Facilities Board, Capital Improvement Revenue Bonds
                           (Hendrix College Project), 6% due 10/01/2026                                                    506
AAA      Aaa          350  Fort Smith, Arkansas, Water, Sewer and Construction Revenue Refunding Bonds,
                           6% due 10/01/2012 (c)                                                                           366
AAA      Aaa          250  Independence County, Arkansas, PCR, Refunding (Arkansas Power and Light Co. Project),
                           6.25% due 1/01/2021 (d)                                                                         262
BBB      Baa2         200  Jefferson County, Arkansas, PCR, Refunding (Arkansas Power and Light Co. Project),
                           6.30% due 6/01/2018                                                                             205
AAA      Aaa          500  Jonesboro, Arkansas, City Water and Light Plant, Public Utility System Revenue Bonds,
                           5.25% due 11/15/2004 (c)                                                                        517
AAA      Aaa          375  Little Rock, Arkansas, Municipal Airport Revenue Refunding Bonds, 6% due 11/01/2014 (c)         385
AA+      Aa           500  Little Rock, Arkansas, Refunding (Capital Improvement), 6.25% due 2/01/2008                     515
AAA      Aaa          400  North Little Rock, Arkansas, Electric Revenue Refunding Bonds, Series A, 6.50%
                           due 7/01/2015 (c)                                                                               450
AAA      Aaa          500  North Little Rock, Arkansas, Health Facilities Board, Health Care Revenue Bonds
                           (Baptist Health) Series A, 5.50% due 12/01/2021 (c)                                             493
BBB      Baa2         300  Pope County, Arkansas, PCR, Refunding (Arkansas Power and Light Co. Project), 6.30%
                           due 12/01/2016                                                                                  307
A-       NR*          500  Pulaski County, Arkansas, Hospital Revenue Bonds (Arkansas Children's Hospital Project),
                           Series A, 6.20% due 3/01/2022                                                                   508
AAA      Aaa          350  Pulaski County, Arkansas, Special School District Refunding Bonds, 5.25% due 2/01/2019 (d)      336
AA       A1           500  Rogers, Arkansas, Sales and Use Tax Revenue Bonds, 5.35% due 11/01/2011                         503
AAA      Aaa          500  Saline County, Arkansas, Retirement Housing and Healthcare Facilities Board,
                           Revenue Refunding Bonds (Evangelist Lutheran Project), 5.80% due 6/01/2011(e)                   513

Puerto Rico -- 10.8%
A        Baa1         325  Puerto Rico Commonwealth, GO, UT, 6.50% due 7/01/2023                                           347
                           Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue Bonds:
AAA      Aaa          320  Series T, 6.62% due 7/01/2002 (a)                                                               358
A        Baa1         500  Series Y, 5.50% due 7/01/2036                                                                   477

Total Investments (Cost -- $10,261) -- 98.9%                                                                            10,799

Other Assets Less Liabilities -- 1.1%                                                                                      125
                                                                                                                     ---------
Net Assets -- 100.0%                                                                                                   $10,924
                                                                                                                     =========

(a) Prerefunded.
(b) GNMA Collateralized.
(c) MBIA Insured.
(d) FSA Insured.
(e) AMBAC Insured.
(f) FNMA Collateralized.
*   Not Rated.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Arkansas Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT Alternative Minimum Tax (subject to)
GO  General Obligation Bonds
IDR Industrial Development Revenue Bonds
PCR Pollution Control Revenue Bonds
S/F Single-Family
UT  Unlimited Tax

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1997

Assets:             Investments, at value (identified cost  -- $10,260,972) (Note 1a)                            $10,798,810
                    Cash                                                                                              34,195
                    Receivables:
                    Interest                                                                          $160,816
                    Investment adviser (Note 2)                                                         21,711       182,527
                                                                                                  ------------
                    Deferred organization expenses (Note 1e)                                                          39,120
                    Prepaid registration fees and other assets (Note 1e)                                              11,082
                                                                                                                ------------
                    Total assets                                                                                  11,065,734
                                                                                                                ------------

Liabilities:        Payables:
                    Beneficial interest redeemed                                                        31,409
                    Dividends to shareholders (Note 1f)                                                  8,384
                    Distributor (Note 2)                                                                 3,844        43,637
                                                                                                  ------------
                    Accrued expenses and other liabilities                                                            98,579
                                                                                                                ------------
                    Total liabilities                                                                                142,216
                                                                                                                ------------

Net Assets:         Net assets                                                                                   $10,923,518
                                                                                                                ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:         shares authorized                                                                                $14,530
                    Class B Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                                 73,191
                    Class C Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                                  7,629
                    Class D Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                                  9,434
                    Paid-in capital in excess of par                                                              10,361,317
                    Accumulated realized capital losses on investments -- net (Note 5)                               (80,421)
                    Unrealized appreciation on investments -- net                                                    537,838
                                                                                                                ------------
                    Net assets                                                                                   $10,923,518
                                                                                                                ============

Net Asset Value:    Class A -- Based on net assets of $1,514,738 and 145,297 shares
                    of beneficial interest outstanding                                                                $10.43
                                                                                                                ============
                    Class B -- Based on net assets of $7,629,687 and 731,905 shares
                    of beneficial interest outstanding                                                                $10.42
                                                                                                                ============
                    Class C -- Based on net assets of $795,586 and 76,289 shares
                    of beneficial interest outstanding                                                                $10.43
                                                                                                                ============
                    Class D -- Based on net assets of $983,507 and 94,336 shares
                    of beneficial interest outstanding                                                                $10.43
                                                                                                                ============
                    See Notes to Financial Statements.





Statement of Operations
                                                                                                    For the Six Months Ended
                                                                                                            January 31, 1997

Investment Income   Interest and amortization of premium and discount earned                                        $327,359
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                                  $30,843
                    Professional fees                                                                   28,990
                    Account maintenance and distribution fees -- Class B (Note 2)                       19,360
                    Accounting services (Note 2)                                                        18,910
                    Printing and shareholder reports                                                    17,403
                    Amortization of organization expenses (Note 1e)                                      6,830
                    Registration fees (Note 1e)                                                          4,961
                    Transfer agent fees -- Class B (Note 2)                                              3,065
                    Account maintenance and distribution fees -- Class C (Note 2)                        2,317
                    Pricing fees                                                                         1,901
                    Custodian fees                                                                         705
                    Transfer agent fees --  Class A (Note 2)                                               545
                    Account maintenance fees -- Class D (Note 2)                                           539
                    Transfer agent fees -- Class D (Note 2)                                                362
                    Trustees' fees and expenses                                                            304
                    Transfer agent fees -- Class C (Note 2)                                                280
                    Other                                                                                8,438
                                                                                                  ------------
                    Total expenses before reimbursement                                                145,753
                    Reimbursement of expenses (Note 2)                                                 (83,339)
                                                                                                  ------------
                    Total expenses after reimbursement                                                                62,414
                                                                                                                ------------
                    Investment income -- net                                                                         264,945
                                                                                                                ------------

Realized &          Realized gain on investments -- net                                                               54,140
Unrealized Gain on  Change in unrealized appreciation on investments -- net                                           41,210
Investments -- Net                                                                                              ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                            $360,295
                                                                                                                ============
                    See Notes to Financial Statements.





Statements of Changes in Net Assets

                                                                                                      For the
                                                                                                     Six Months      For the
                                                                                                       Ended       Year Ended
                                                                                                     January 31,     July 31,
Increase (Decrease) in Net Assets:                                                                      1997          1996

Operations:         Investment income -- net                                                          $264,945      $566,413
                    Realized gain on investments -- net                                                 54,140        28,686
                    Change in unrealized appreciation on investments -- net                             41,210        46,904
                                                                                                  ------------  ------------
                    Net increase in net assets resulting from operations                               360,295       642,003
                                                                                                  ------------  ------------

Dividends to        Investment income -- net:
Shareholders        Class A                                                                            (41,568)     (107,159)
(Note 1f):          Class B                                                                           (178,789)     (381,400)
                    Class C                                                                            (17,465)      (32,661)
                    Class D                                                                            (27,123)      (45,193)
                                                                                                  ------------  ------------
                    Net decrease in net assets resulting from dividends to shareholders               (264,945)     (566,413)
                                                                                                  ------------  ------------

Beneficial Interest Net decrease in net assets derived from beneficial
Transactions        interest transactions                                                             (216,379)     (708,130)
(Note 4):                                                                                         ------------  ------------

Net Assets:         Total decrease in net assets                                                      (121,029)     (632,540)
                    Beginning of period                                                             11,044,547    11,677,087
                                                                                                  ------------  ------------
                    End of period                                                                  $10,923,518   $11,044,547
                                                                                                  ============  ============
                    See Notes to Financial Statements.





Financial Highlights

                                                                               Class A                       Class B
                                                                     For the             For the   For the             For the
                                                                       Six     For the    Period     Six     For the    Period
The following per share data and ratios have been derived             Months     Year   Sept. 30,   Months     Year   Sept. 30,
from information provided in the financial statements.                Ended     Ended    1994+ to   Ended     Ended    1994+ to
                                                                     Jan. 31,  July 31,  July 31,  Jan. 31,   July 31,  July 31,
Increase (Decrease) in Net Asset Value:                                1997      1996      1995      1997      1996      1995

Per Share            Net asset value, beginning of period              $10.34    $10.29    $10.00    $10.34    $10.29    $10.00
Operating                                                              ------    ------    ------    ------    ------    ------
Performance:         Investment income -- net                             .27       .55       .50       .24       .50       .46
                     Realized and unrealized gain on
                     investments -- net                                   .09       .05       .29       .08       .05       .29
                                                                       ------    ------    ------    ------    ------    ------
                     Total from investment operations                     .36       .60       .79       .32       .55       .75
                                                                       ------    ------    ------    ------    ------    ------
                     Less dividends from investment income -- net        (.27)     (.55)     (.50)     (.24)     (.50)     (.46)
                                                                       ------    ------    ------    ------    ------    ------
                     Net asset value, end of period                    $10.43    $10.34    $10.29    $10.42    $10.34    $10.29
                                                                       ======    ======    ======    ======    ======    ======

Total Investment     Based on net asset value per share                  3.54%++   5.94%     8.13%++   3.17%++   5.39%     7.68%++
Return:**                                                              ======    ======    ======    ======    ======    ======

Ratios to            Expenses, net of reimbursement                       .71%*     .49%      .11%*    1.22%*    1.00%      .63%*
Average                                                                ======    ======    ======    ======    ======    ======
Net Assets:          Expenses                                            2.20%*    3.17%     2.32%*    2.71%*    3.69%     2.83%*
                                                                       ======    ======    ======    ======    ======    ======
                     Investment income -- net                            5.13%*    5.28%     5.94%*    4.62%*    4.77%     5.41%*
                                                                       ======    ======    ======    ======    ======    ======

Supplemental         Net assets, end of period (in thousands)          $1,515    $1,710    $2,251    $7,630    $7,573    $8,145
Data:                                                                  ======    ======    ======    ======    ======    ======
                     Portfolio turnover                                 20.36%    28.82%    28.64%    20.36%    28.82%    28.64%
                                                                       ======    ======    ======    ======    ======    ======

Financial Highlights (concluded)
                                                                               Class C                       Class D
                                                                     For the             For the   For the             For the
                                                                       Six     For the    Period     Six     For the    Period
The following per share data and ratios have been derived             Months     Year    Oct. 21,   Months     Year    Oct. 21,
from information provided in the financial statements.                Ended     Ended    1994+ to   Ended     Ended    1994+ to
                                                                     Jan. 31,  July 31,  July 31,  Jan. 31,  July 31,  July 31,
Increase (Decrease) in Net Asset Value:                                1997      1996      1995      1997      1996      1995

Per Share            Net asset value, beginning of period              $10.34    $10.30     $9.92    $10.34    $10.29     $9.92
Operating                                                              ------    ------    ------    ------    ------    ------
Performance:         Investment income -- net                             .24       .49       .41       .27       .54       .46
                     Realized and unrealized gain on
                     investments -- net                                   .09       .04       .38       .09       .05       .37
                                                                       ------    ------    ------    ------    ------    ------
                     Total from investment operations                     .33       .53       .79       .36       .59       .83
                                                                       ------    ------    ------    ------    ------    ------
                     Less dividends from investment income -- net        (.24)     (.49)     (.41)     (.27)     (.54)     (.46)
                                                                       ------    ------    ------    ------    ------    ------
                     Net asset value, end of period                    $10.43    $10.34    $10.30    $10.43    $10.34    $10.29
                                                                       ======    ======    ======    ======    ======    ======

Total Investment     Based on net asset value per share                  3.22%++   5.19%     8.13%++   3.48%++   5.84%     8.54%++
Return:**                                                              ======    ======    ======    ======    ======    ======


Ratios to            Expenses, net of reimbursement                      1.31%*    1.11%      .85%*     .81%*     .60%      .29%*
Average                                                                ======    ======    ======    ======    ======    ======
Net Assets:          Expenses                                            2.79%*    3.81%     2.90%*    2.30%*    3.31%     2.37%*
                                                                       ======    ======    ======    ======    ======    ======
                     Investment income -- net                            4.52%*    4.68%     5.00%*    5.03%*    5.18%     5.64%*
                                                                       ======    ======    ======    ======    ======    ======

Supplemental         Net assets, end of period (in thousands)            $796      $681      $558      $983    $1,081      $723
Data:                                                                  ======    ======    ======    ======    ======    ======
                     Portfolio turnover                                 20.36%    28.82%    28.64%    20.36%    28.82%    28.64%
                                                                       ======    ======    ======    ======    ======    ======

                     *  Annualized.
                     ** Total investment returns exclude the effects of sales loads.
                     +  Commencement of Operations.
                     ++ Aggregate total investment return.

                     See Notes to Financial Statements.




Merrill Lynch Arkansas Municipal Bond Fund            January 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Arkansas Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price or yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Short-term investments with a remaining maturity of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

(bullet) Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing portfolio holdings or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 1997, FAM earned fees of $30,843, all of which was voluntarily waived. FAM also reimbursed the Fund additional expenses of $52,496.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                Account        Distribution
            Maintenance Fee         Fee

Class B          0.25%             0.25%
Class C          0.25%             0.35%
Class D          0.10%               --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                MLFD     MLPF&S

Class A          $61      $819
Class D          $29      $476

For the six months ended January 31, 1997, MLPF&S received contingent deferred sales charges of $12,137 relating to transactions in Class B Shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1997 were $2,492,585 and $2,141,681, respectively.

Net realized and unrealized gains as of January 31, 1997 were as follows:

                                Realized      Unrealized
                                 Gains          Gains

Long-term investments          $  54,140     $  537,838
                              ----------     ----------
Total                          $  54,140     $  537,838
                              ==========     ==========

As of January 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $537,838, of which $542,702 related to appreciated securities and $4,864 related to depreciated securities. The aggregate cost of investments at January 31, 1997 for Federal income tax purposes was $10,260,972.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $216,379 and $708,130 for the six months ended January 31, 1997 and for the year ended July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six Months                    Dollar
Ended January 31, 1997                  Shares       Amount

Shares sold                              2,191       $22,723
Shares issued to shareholders
in reinvestment of dividends               691         7,184
                                    ----------    ----------
Total issued                             2,882        29,907
Shares redeemed                        (23,005)     (239,198)
                                    ----------    ----------
Net decrease                           (20,123)    $(209,291)
                                    ==========    ==========

Class A Shares for the Year                          Dollar
Ended July 31, 1996                     Shares       Amount

Shares sold                             23,482      $245,432
Shares issued to shareholders
in reinvestment of dividends             2,036        21,214
                                    ----------    ----------
Total issued                            25,518       266,646
Shares redeemed                        (78,808)     (826,776)
                                    ----------    ----------
Net decrease                           (53,290)    $(560,130)
                                    ==========    ==========

Class B Shares for the Six Months                    Dollar
Ended January 31, 1997                  Shares       Amount

Shares sold                             48,916      $509,181
Shares issued to shareholders
in reinvestment of dividends             5,418        56,356
                                    ----------    ----------
Total issued                            54,334       565,537
Shares redeemed                        (55,042)     (573,478)
                                    ----------    ----------
Net decrease                              (708)      $(7,941)
                                    ==========    ==========

Class B Shares for the Year                          Dollar
Ended July 31, 1996                     Shares       Amount

Shares sold                            149,969    $1,564,033
Shares issued to shareholders
in reinvestment of dividends            10,248       106,689
                                    ----------    ----------
Total issued                           160,217     1,670,722
Shares redeemed                       (219,063)   (2,297,703)
                                    ----------    ----------
Net decrease                           (58,846)    $(626,981)
                                    ==========    ==========

Class C Shares for the Six Months                    Dollar
Ended January 31, 1997                  Shares       Amount

Shares sold                              9,819      $101,640
Shares issued to shareholders
in reinvestment of dividends             1,541        16,039
                                    ----------    ----------
Total issued                            11,360       117,679
Shares redeemed                           (953)       (9,951)
                                    ----------    ----------
Net increase                            10,407      $107,728
                                    ==========    ==========

Class C Shares for the Year                          Dollar
Ended July 31, 1996                     Shares       Amount

Shares sold                             30,852      $320,788
Shares issued to shareholders
in reinvestment of dividends             2,708        28,200
                                    ----------    ----------
Total issued                            33,560       348,988
Shares redeemed                        (21,858)     (225,645)
                                    ----------    ----------
Net increase                            11,702      $123,343
                                    ==========    ==========

Class D Shares for the Six Months                    Dollar
Ended January 31, 1997                  Shares       Amount

Shares sold                              1,195       $12,440
Shares issued to shareholders
in reinvestment of dividends             1,597        16,616
                                    ----------    ----------
Total issued                             2,792        29,056
Shares redeemed                        (13,031)     (135,931)
                                    ----------    ----------
Net decrease                           (10,239)    $(106,875)
                                    ==========    ==========

Class D Shares for the Year                          Dollar
Ended July 31, 1996                     Shares       Amount

Shares sold                             41,074      $427,275
Shares issued to shareholders
in reinvestment of dividends             3,011        31,367
                                    ----------    ----------
Total issued                            44,085       458,642
Shares redeemed                         (9,749)     (103,004)
                                    ----------    ----------
Net increase                            34,336      $355,638
                                    ==========    ==========

5. Capital Loss Carryforward:
At July 31, 1996, the Fund had a capital loss carryforward of approximately $40,000, of which $6,000 expires in 2003 and $34,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.